Exhibit 99.1

October 2010 Investor Presentation

2 .. Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. believes statements in this presentation looking forward in time involve risks and uncertainties based on management’s current views and assumptions. Actual events may differ materially. Please refer to the cautionary statement regarding forward-looking statements and risk factors that appear in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, and other filings with the SEC, which can be accessed at www.UHS.com under “Financials.” .. This presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix. Forward Looking Statements

3 Monitors Bariatrics Ventilators IV Pumps Beds / Surfaces Wound Therapy .. Medical Equipment Fleet of > 0.5 million Units Owned or Managed .. Nationwide footprint of > 80 offices and 6 centers of excellence serving > 8,600 Customers UHS: A Leading Provider of Equipment Based Solutions

4 Examples Of Customers Acute Care Hospitals (~ 4,250) Alternative Care (~ 4,350) Manufacturers (> 200)

5 UHS’ “Solutions” Approach to Customers .. Gateway Solutions .. Comprehensive Solutions .. Vertical Solutions Efficiency Cost Patient Outcomes Peak Need Rental Biomed Services Asset360TM BioMed360TM Wound Care Patient Handling

6 Rental 10% Owned Equipment 90% Winter Spring Summer Fall Hospital Equipment Needs Peak Need Rental BioMed Services “Gateway” Solutions Satisfy Peak Need and Fast Response Needs Gateway Solutions also Serve as the Springboard for Other Products

7 Rental 10% Owned Equipment 90% Winter Spring Summer Fall Hospital Equipment Needs Asset360TM BioMed360TM Multi-billion $ Addressable Market UHS is “Full Time Resident” in the Hospital in Comprehensive Solutions 0% 20% 40% 60% 80% Pre Asset Mgmt Post Asset Mgmt Improved Equipment Utilzation Capital and Operating Cost Savings Allow Caregivers to Focus on Patient

8 Comprehensive Programs are More Deeply Penetrated with the Customer and a Channel for Pull Through Opportunities Peak Need Outsourcing Asset360TM BioMed360TM Average Revenue per Customer ~$20,000 > $800,000 > $150,000 ~ Wound Therapy Services Patient Handling Rental Agreements Equipment Upgrades

"Gateway" and "Comprehensive" Solutions Establish Credibility to Bring "Vertical" Solutions

Gateway Solutions

Peak Need Rental

BioMed Services

Vertical Solutions

Wound Care
$1 Billion Market

Patient Handling
$600 million Market

Acquisition Opportunities

Comprehensive Solutions

Asset360™

Biomed360™

Tremendous Capacity for More "Verticals" Via Our Established Infrastructure and ~ 8,600 Customers!

UHS

9

10 2010 Outlook .. Growth in asset management, patient handling and wound care offset headwinds noted below .. Headwinds: – Economy – Hospital census & expense control – Weak Q1 flu season – Health Care Reform uncertainties Bottom Line: UHS continues to drive growth despite the messy economic conditions! Forecasted Adj. EBITDA Growth Full Year 2010 >10% Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations UHS

11 Liquidity Remains Robust Additional Commitment = ~ $20 $195 Bank Line (as of June 30th) Available Liquidity = ~ $116 Used = ~ $59 Debt Maturities $- $100 $200 $300 $400 $500 2010 2011 2012 2013 2014 2015 $195 Revolver • Redeemed the final $9.9 of 10.125% Senior Notes through our Bank Line in June 2010 • Debt maturity profile Borrowing Base = $175 (Includes LOCs of $4)

12 4.8x $51 $108 2009 Mid 4’s (absent acquisitions) 5.0x Year-end Leverage $68 $104 2008 $85 - $90 (includes $17 of capital used for a one-time buyout of existing patient handling equipment) Accrual CAPEX $120 + 2010 E Adjusted EBITDA Estimated Guidance ($ in Millions) Refer to Appendix for reconciliation of Adjusted EBITDA to Cash Flow from Operations & Accrual CAPEX to Cash used in Investing Activities

13 Summary .. Numerous “lines in the water” will continue to drive growth again in 2010 despite continued economic and political headwinds Asset Management Acquisitions Biomed Services Patient Handling Wound Therapy Adjusted EBITDA (000's) $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010E

14 Appendix: Reconciliations LTM Q2 $ in Millions 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Net Cash provided by Operating Activities 9.7 $ 15.2 $ 28.2 $ 31.7 $ 40.2 $ 16.0 $ 38.0 $ 44.0 $ 48.9 $ 29.8 $ 56.2 $ 56.0 $ 72.9 $ Changes in Operating Assets and Liabilities 1.4 3.7 (3.5) 0.4 4.1 7.9 2.2 2.3 0.7 6.7 3.6 6.2 (6.0) Other and Non-Cash Expenses 0.9 0.7 (2.3) (3.7) (11.7) (7.9) (3.4) (3.3) (4.1) (28.5) 6.5 6.3 6.3 Income Tax Expense (1.1) (1.7) 0.1 0.1 0.1 0.3 1.2 0.8 0.6 (9.7) (15.4) (11.5) (9.3) Interest Expense 11.2 18.0 20.7 19.6 18.1 20.2 30.5 31.1 31.6 40.2 46.9 46.5 46.3 EBITDA 22.1 35.9 43.2 48.1 50.8 36.5 68.5 75.0 77.7 38.5 97.8 103.5 110.2 Recapitalization, company sale, stock compensation and severence expenses 5.1 - - 1.6 10.1 14.4 - - - 27.2 - - - Terminated IPO Expenses - - - 1.2 - - - - - - - - - Loss on extinguishment of debt - - - - - 13.3 - - - 23.4 - - - Financing and Reorganization Charges 5.1 $ - $ - $ 2.8 $ 10.1 $ 27.7 $ - $ - $ - $ 50.6 $ - $ - $ - $ Management, Board, & Strategic Fees - - 0.3 0.4 0.3 0.3 0.7 0.8 1.6 1.0 1.3 1.3 2.0 Other 2.9 - - - - - - - - (0.7) 0.1 - - Stock Option Expense - - - - - - - - 1.7 3.7 2.5 1.3 1.1 ASC 805 Impact - - - - - - - - - 2.4 2.3 2.0 1.5 Adjusted EBITDA 30.1 $ 35.9 $ 43.5 $ 51.3 $ 61.2 $ 64.5 $ 69.2 $ 75.8 $ 81.0 $ 95.5 $ 104.0 $ 108.1 $ 114.8 $ Total Revenue 69.4 $ 92.2 $ 106.0 $ 125.6 $ 153.8 $ 171.0 $ 199.6 $ 215.9 $ 225.1 $ 264.0 $ 289.1 $ 297.2 $ 307.4 $ Total Debt & Accrued Interest, Less Cash & Investments * 153.8 $ 192.4 $ 199.0 $ 209.2 $ 205.8 $ 276.7 $ 301.9 $ 305.0 $ 315.0 $ 501.1 $ 521.7 $ 522.3 $ 531.6 $ Leverage (Total Net Debt & Accrued Interest Less Cash & Investments/ LTM adj EBITDA) * 5.1 5.4 4.6 4.1 3.4 4.3 4.4 4.0 3.9 5.2 5.0 4.8 4.6 * As of End of Period Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), before management and board fees, stock option expense, ASC 805 impact, loss on extinguishment of debt, transaction and related costs and other. In addition to using Adjusted EBITDA internally as a measure of operational performance, we disclose Adjusted EBITDA externally to assist analysts, investors and lenders in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Management also understands that some industry analysts and investors consider Adjusted EBITDA as a supplementary non-GAAP financial measure useful in analyzing a company’s ability to service debt. Adjusted EBITDA, however, is not a measure of financial performance under Generally Accepted Accounting Principals (“GAAP”) and should not be considered as an alternative to, or more meaningful than, net income as a measure of operating performance or to cash flows from operating, investing or financing activities or as a measure of liquidity. Since Adjusted EBITDA is not a measure determined in accordance with GAAP and is thus susceptible to varying interpretations and calculations, Adjusted EBITDA, as presented, may not be comparable to other similarly titled measures of other companies. Adjusted EBITDA does not represent an amount of funds that is available for management’s discretionary use. A reconciliation of operating cash flows to EBITDA and Adjusted EBITDA is included below.

15 Other Reconciliations YTD LTM $ in Millions 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Q2 2010 Q2 2010 Cash used in Investing Activities 31.5 $ 41.5 $ 39.0 $ 36.8 $ 65.2 $ 40.6 $ 51.7 $ 418.9 $ 71.4 $ 50.6 $ 48.7 $ 83.6 $ - Acquisitions - (7.8) - (1.9) (15.1) (1.1) - (349.7) - - - - - / + Other 0.1 (0.3) (0.2) (0.2) - - - 1.4 - 1.5 3.3 4.0 - ME in A/P prior period (3.0) (3.0) (5.9) (6.0) (10.5) (3.8) (5.8) (7.4) (9.0) (5.7) (4.7) (3.2) + ME in A/P current period 3.0 5.9 6.0 10.5 3.8 5.8 7.4 9.0 5.7 4.7 5.2 5.2 Accrual CAPEX 31.6 $ 36.3 $ 38.9 $ 39.2 $ 43.4 $ 41.5 $ 53.3 $ 72.2 $ 68.1 $ 51.1 $ 52.5 $ 89.6 $ Certain Intellamed Assets - $ - $ - $ - $ - $ - $ - $ (14.6) $ - $ - $ - $ - $ UHS by Parent - - - - - - - (335.1) - - - - Other - (7.8) - (1.9) (15.1) (1.1) - - - - - - Total Acquisitions - $ (7.8) $ - $ (1.9) $ (15.1) $ (1.1) $ - $ (349.7) $ - $ - $ - $ - $ ACCRUAL CAPEX RECONCILIATION ACQUISITIONS